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   CUSIP No. 217020 10 6                             Page  19  of    20   Pages
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                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

          The undersigned hereby agree that the statement on Schedule 13D dated March 30, 2000, with respect to the Common Stock of CoorsTek, Inc. is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934.

          The undersigned constitute and appoint Joseph Coors, Jr. as each of our true and lawful special attorney for the limited purpose of, and with full power and authority to act on our behalf in all manners concerning the filing of amendments to the Schedule 13D.

          This Agreement may be executed in counterparts, each of which shall for all purposes be deemed to be an original, but all of which shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned have each executed this Joint Filing Agreement as of March 30, 2000

                                            ADOLPH COORS, JR. TRUST

                                            By:  /s/William K. Coors
                                                 -------------------------------
                                                 William K. Coors, Trustee


                                            GROVER C. COORS TRUST

                                            By:  /s/Joseph Coors
                                                 -------------------------------
                                                Joseph Coors, Trustee


                                            MAY KISTLER COORS TRUST

                                            By:  /s/Jeffrey H. Coors
                                                 -------------------------------
                                                 Jeffrey H. Coors, Trustee


                                            HERMAN F. COORS TRUST

                                            By:  /s/Joseph Coors, Jr.
                                                 -------------------------------
                                                 Joseph Coors, Jr., Trustee


                                            WILLIAM K. COORS

                                            By:  /s/William K. Coors
                                                 -------------------------------
                                                 William K. Coors

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   CUSIP No. 217020 10 6                             Page  20  of    20   Pages
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                                            JOSEPH COORS

                                            By:  /s/Joseph Coors
                                                 -------------------------------
                                                 /s/Joseph Coors


                                            PETER H. COORS

                                            By:  /s/Peter H. Coors
                                                 -------------------------------
                                                 Peter H. Coors


                                            JOSEPH COORS, JR.

                                            By:  /s/Joseph Coors, Jr.
                                                 -------------------------------
                                                 Joseph Coors, Jr.


                                            JEFFREY H. COORS

                                            By:  /s/Jeffrey H. Coors
                                                 -------------------------------
                                                 Jeffrey H. Coors